Filed Pursuant to Rule 497(e)
1933 Act File Nos. 002-93131
1940 Act File Nos. 811-04044

Parnassus Funds

Parnassus Small Cap Fund
Parnassus Asia Fund

June 3, 2014

Supplement to the Prospectus dated May 1, 2014

Information Regarding Portfolio Manager Changes

Parnassus Small Cap Fund

Effective as of July 1, 2014, Jerome L. Dodson will cease acting as a Portfolio Manager for the Parnassus Small Cap Fund.  Ryan S. Wilsey will continue as the Portfolio Manager for the Parnassus Small Cap Fund.

The following replaces the first two paragraphs under “Portfolio Managers” on page 15:

Portfolio Manager

Ryan S. Wilsey is the Portfolio Manager of the Parnassus Small Cap Fund and has been a portfolio manager of the Fund since 2011. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2009.

Parnassus Asia Fund

Effective as of July 1, 2014, Billy J. Hwan will act as a Portfolio Manager of the Parnassus Asia Fund, with Jerome L. Dodson continuing to act as the lead Portfolio Manager for the Parnassus Asia Fund.

The following replaces the first paragraph under “Portfolio Managers” on page 18:

Portfolio Managers

Jerome L. Dodson is the lead Portfolio Manager of the Parnassus Asia Fund and has been a portfolio manager of the Fund since its inception on April 30, 2013. He is the President of Parnassus Investments and is also President and a Trustee of the Parnassus Funds. Mr. Dodson has been with Parnassus Investments since founding the firm in 1984.

Billy J. Hwan is a Portfolio Manager of the Parnassus Asia Fund and has served in this capacity since July 1, 2014. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2012. Mr. Hwan was a Research Associate at Dodge & Cox from 2005 to 2009, prior to graduating in 2012 with a master of business administration from the University of California, Berkeley.

Both Funds

Effective as of July 1, 2014, the disclosure under “Management of the Funds” on page 28 is modified to replace the paragraph regarding Mr. Dodson with the disclosure below, and to add a paragraph for Mr. Hwan (otherwise the disclosure remains unchanged):

Jerome L. Dodson is the lead Portfolio Manager of the Parnassus Fund and has been a portfolio manager of the Fund since its inception in 1984. He has been the Portfolio Manager of the Parnassus Endeavor Fund since its inception in 2005. Mr. Dodson is the lead Portfolio Manager of the Parnassus Asia Fund and has been a portfolio manager of the Fund since its inception on April 30, 2013. Mr. Dodson is the President of Parnassus Investments and is also President and a Trustee of the Funds. He has been with Parnassus Investments since founding the firm in 1984.

Billy J. Hwan is a Portfolio Manager of the Parnassus Asia Fund and has served in this capacity since July 1, 2014. He is also a Senior Research Analyst at Parnassus Investments, where he has worked since 2012. Mr. Hwan was a Research Associate at Dodge & Cox from 2005 to 2009, prior to graduating in 2012 with a master of business administration from the University of California, Berkeley.

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The date of this Supplement is June 3, 2014.  You can obtain additional information about each of the Funds in their prospectus, summary prospectus and statement of additional information (SAI) and other Fund documents. For a free copy of any of these documents or to ask questions about the Funds, call the Parnassus Funds at (800) 999–3505.

The Funds also make available the prospectus, summary prospectus and SAI and the annual and semiannual reports, free of charge, on their Internet website (http://www. parnassus.com).

Investors Should Retain This Supplement for Future Reference